Offerings - Offering: 1	Aug. 03, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 14,776,016.58
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,040.57
Offering Note	The transaction valuation is calculated as the estimated aggregate maximum purchase price for common shares of beneficial interest, par value $0.001 (the "Shares"), of First Eagle Private Credit Fund (the "Fund"). This amount is based upon the offer to purchase up to 621,102 Shares of the Fund and the net asset value per Class I Share and Class D Share as of June 30, 2026. The amount of filing fee is calculated at $138.10 per $1,000,000 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.